Important Notice Regarding Change in

ETF Name and Index

SPDR® SERIES TRUST

SPDR Russell 1000® Low Volatility ETF

SPDR Russell 2000® Low Volatility ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 14, 2016 to the Summary Prospectuses, each dated October 31, 2015,

Prospectus and Statement of Additional Information (“SAI”), each dated

October 31, 2015, as supplemented

Pending the approval of the Board of Trustees of SPDR® Series Trust (the “Board”), on or about December 14, 2016 the name and benchmark index of each Fund set forth below will be changed.

ETF Name (Ticker Symbol)	Benchmark Index
SPDR Russell 1000® Low Volatility ETF (LGLV)	Russell 1000® Low Volatility Index

SPDR Russell 2000® Low Volatility ETF (SMLV)	Russell 2000® Low Volatility Index

Shareholders will be notified with further information or if the Funds’ Board does not approve such changes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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